UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest events reported)   January 23, 2002
                                                            ------------------
                                                            (January 22, 2002)
                                                            ------------------



                               PNM RESOURCES, INC.
                               -------------------
                    (Formerly known as Manzano Corporation)
             (Exact name of registrant as specified in its charter)


           New Mexico                                           85-0468296
----------------------------                             -----------------------
(State or Other Jurisdiction                                 (I.R.S. Employer
      of Incorporation)                                  Identification) Number)



             Alvarado Square, Albuquerque, New Mexico    87158
             ----------------------------------------    -----
             (Address of principal executive offices)  (Zip Code)



                                 (505) 241-2700
                                 --------------
              (Registrant's telephone number, including area code)

                         ------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)



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Item 5.  Other Events

The following is a press release issued by the Company on January 22, 2002 and is being filed herewith under Item 5.

                   PNM Plans to Retire Transmission Line Debt

ALBUQUERQUE, N.M., January 22, 2002 - Public Service Company of New Mexico, a wholly-owned subsidiary of PNM Resources (NYSE:PNM) today asked regulators for authority to enter into a transaction that would cause the retirement of $27.0 million of Secured Facility Bonds due 2012 (CUSIP No. 268536AB5).

The proposed transaction will reduce PNM's long-term debt and give the company majority ownership of the 216-mile long Eastern Interconnection Project (EIP) line, which connects PNM and the Western U.S. with the West Texas electrical grid.

PNM entered into a sale-leaseback arrangement in 1985 that allowed the company to levelize the EIP's cost to PNM and its customers over the lease period. The proposal presented to the New Mexico Public Regulation Commission today would result in the redemption on April 1, 2002 of the Secured Facility Bonds at a price of $1054.30 per $1000 principal plus accrued interest to April 1, 2002.

PNM has asked the New Mexico commission, as well as the Federal Energy Regulatory Commission and the Securities and Exchange Commission, to approve the transaction by March 12, 2002.

PNM Resources is an energy holding company based in Albuquerque, New Mexico. Its principal subsidiary is Public Service Company of New Mexico, which provides electric power and natural gas utility services to more than 1.3 million people in New Mexico. The company also sells power on the wholesale market in the Western U.S. PNM Resources stock is traded primarily on the NYSE under the symbol PNM.


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


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               PNM RESOURCES, INC.
                                   ---------------------------------------------
                                                   (Registrant)


Date:  January 23, 2002                          /s/ John R. Loyack
                                   ---------------------------------------------
                                                   John R. Loyack
                                        Vice President, Corporate Controller
                                            and Chief Accounting Officer
                                   (Officer duly authorized to sign this report)


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